UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2019

Malvern Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 644-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Shareholders (the “Annual Meeting”) of Malvern Bancorp, Inc. (the “Company”) was held on February 26, 2019.

(b)    There were 7,774,594 shares of common stock of the Company eligible to be voted at the Annual Meeting and 7,092,634 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The proposals voted upon at the Annual Meeting, all of which were approved, and the final voting results for each proposal, were as follows:

1.	Election of directors for a one-year term expiring in 2020:

	FOR	WITHHELD	BROKER NON-VOTES
Howard Kent	5,654,045	107,775	1,330,814
Therese Woodman	5,682,918	78,902	1,330,814
Julia D. Corelli	5,686,205	75,615	1,330,814
Norman Feinstein	5,633,631	128,189	1,330,814
Andrew Fish	5,684,600	77,220	1,330,814
Cynthia Felzer Leitzell	5,634,715	127,105	1,330,814
Stephen P. Scartozzi	5,703,657	58,163	1,330,814
Anthony C. Weagley	5,703,915	57,905	1,330,814

2.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,424,201	315,854	21,765	1,330,814

3.	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
5,577,931	7,470	108,025	68,394	1,330,814

The Company will hold the advisory vote on executive compensation on an annual basis.

4.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,989,966	96,082	6,586	0

Each of the Company’s nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of the Company’s named executive officers was adopted, the option of “every one year” received the highest number of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers, and the proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 was adopted by the shareholders of the Company at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 27, 2019	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer